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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report, dated March 6, 2000, included in Stone Energy Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included or incorporated by reference in this Registration Statement on Form S-4.

                                                  /s/ Arthur Andersen LLP


New Orleans, Louisiana
December 12, 2000